Household Consumer Loan Trust, Series 1997-2 Deposit Trust Calculations
Previous Due Period Ending	Sep 30, 2002
Current Due Period Ending	Oct 31, 2002
Prior Distribution Date	Oct 11, 2002
Distribution Date	Nov 14, 2002

Beginning Trust Principal Receivables	3,239,980,048.45
Average Principal Receivables	3,239,852,851.91
FC&A Collections (Includes Recoveries)	54,415,175.98
Principal Collections	92,077,683.39
Additional Balances	34,657,508.73
Net Principal Collections	57,420,174.66
Defaulted Amount	27,650,822.48
Miscellaneous Payments	0.00
Principal Recoveries	3,603,309.00

Beginning Participation Invested Amount	280,370,520.77
Beginning Participation Unpaid Principal Balance	280,370,520.76
Ending Participation Invested Amount	273,008,643.28
Ending Participation Unpaid Principal Balance	273,008,643.27

Accelerated Amortization Date	Oct 31, 2002
Is it the Accelerated Amortization Period? 0=No	0

OC Balance as % of Beginning Participation Invested Amount (3 month average)	8.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%) 0=NO, 1=YES	0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation	280,370,520.77
Numerator for Fixed Allocation	287,139,006.88
Denominator - Max(Sum of Numerators, Principal Receivables)	3,239,852,851.91
Applicable Allocation Percentage	8.6538%
Investor FC&A Collections	4,708,982.76

Series Participation Interest Default Amount
Numerator for Floating Allocation	280,370,520.77
Denominator - Max(Sum of Numerators, Principal Receivables)	3,239,852,851.91
Floating Allocation Percentage	8.6538%
Series Participation Interest Default Amount	2,392,848.03

Principal Allocation Components
Numerator for Floating Allocation	280,370,520.77
Numerator for Fixed Allocation	287,139,006.88
Denominator - Max(Sum of Numerators, Principal Receivables)	3,239,852,851.91

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]	3.2500%
(b) Prime Rate minus 1.50%	3.2500%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount	1.9979%
(d) Series Participation Interest Unpaid Principal Balance	280,370,520.76
(e) Actual days in the Interest Period	34
Series Participation Monthly Interest, [a*d*e]	860,581.74

Series Participation Interest Interest Shortfall	0.00
Previous Series Participation Interest Interest Shortfall	0.00

Additional Interest	0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]	7,361,877.49

(a) Investor Principal Collections, [Max(b,h) or e]	4,969,029.46
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]	4,969,029.46
(c) Floating Allocation Percentage	8.6538%
(d) Net Principal Collections	57,420,174.66
(e) after Accelerated Amort Date or Early Amort Period, [f*g]	8,160,584.99
(f) Fixed Allocation Percentage	8.8627%
(g) Collections of Principal	92,077,683.39

(h) Minimum Principal Amount, [Min(i,l)]	3,775,303.43
(i) Floating Allocation Percentage of Principal Collections	7,968,222.39
(j) 2.5% or 2.2% of the Series Participation Interest Invested Amount	6,168,151.46
(k) Series Participation Interest Net Default Payment Amount	2,392,848.03
(l) the excess of (j) over (k)	3,775,303.43

(m) Series Participation Interest Net Default Payment Amount	2,392,848.03

(n) Optional Repurchase Amount (principal only) at Sec. 9	0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]	4,708,982.76
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]	0.00
plus any unpaid Series Servicing Fee of other than HFC	0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]	860,581.74
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]	0.00
Additional Interest [Sec. 4.11(a)(ii)]	0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]	2,392,848.03
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]	0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]	467,284.20
Excess [Sec. 4.11(a)(vi)]	988,268.79

Series Participation Investor Charge Off [Sec. 4.12(a)]	0.00

Seller's Interest	1,010,620,365.08